GLOBAL X FUNDS
(the “Trust”)

Global X SuperIncome™ Preferred ETF (SPFF) (the “Fund”)

SUPPLEMENT DATED JANUARY 27, 2023
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI”) FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2022, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus and SAI.

1. As of April 3, 2023 (the "Effective Date"), the changes listed in the table below are made to the Fund’s Summary Prospectus, Statutory Prospectus and SAI. As of the Effective Date, all references to the Fund’s Underlying Index are hereby replaced with the information in the last column in the table below.

	Current Disclosure	New Disclosure as of Effective Date
Underlying Index Name	S&P Enhanced Yield North American Preferred Stock Index	Global X U.S. High Yield Preferred Index

2. As of the Effective Date, the sections of the Fund’s Summary Prospectus and Statutory Prospectus titled “PRINCIPAL INVESTMENT STRATEGIES” are hereby replaced and deleted in their entirety by the following paragraphs:

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Global X U.S. High Yield Preferred Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund's total assets will be invested in preferred securities. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is owned and was developed by Global X Management Company LLC (the “Index Provider”), an affiliate of the Fund and the Fund’s investment adviser (the “Adviser”). The Underlying Index tracks the performance of the highest-yielding preferred securities listed in the United States, as determined by Solactive AG, the administrator of the Underlying Index (“Index Administrator”). The Underlying Index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the Index Administrator. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. As of December 31, 2022, the Underlying Index had 50 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

 In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company's liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating and fixed rate preferreds, perpetual preferred stock, trust preferred securities, cumulative and non-cumulative preferreds or preferred stocks with a callable or conversion feature.

The Index Administrator determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2022, the Underlying Index was concentrated in the banking industry and had significant exposure to the financials sector.

3. As of the Effective Date, the risk factor titled "Affiliated Index Provider Risk" is hereby added to the section of the Fund’s Statutory Prospectus titled “A FURTHER DISCUSSION OF PRINCIPAL RISKS”.

Affiliated Index Provider Risk

The Adviser also serves as the Fund’s Index Provider, which may present the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” (which describes ) on behalf of other funds managed by the Adviser with similar exposure. Although the Adviser has taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and ensure independence with respect to the operation of the index, as well as the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.

4. As of the Effective Date, the sections of the Statutory Prospectus and the SAI titled “INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS” is hereby deleted in its entirety and replaced with the following with respect to the Fund only:

Global X U.S. High Yield Preferred Index

The Global X U.S. High Yield Preferred Index is owned and was developed by Global X Management Company LLC, the index provider, which is an affiliate of the Fund and is also the Adviser. As is the case with any use of an affiliated index provider by any ETF, this relationship poses potential conflicts. However, Global X Management Company LLC, as a registered investment adviser, has taken steps that are designed to ensure that these potential conflicts are mitigated. The Global X U.S. High Yield Preferred Index tracks the performance of the highest-yielding preferred securities in the United States, as determined by Solactive AG, the administrator of the Global X U.S. High Yield Preferred Index. The Global X U.S. High Yield Preferred Index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the Index Administrator. The Global X U.S. High Yield Preferred Stock Index does not seek to directly reflect the performance of the companies issuing the preferred stock.

5. As of the Effective Date, the sections of the Statutory Prospectus and the SAI titled “INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS - Disclaimers” is hereby revised to include the following disclosure with respect to the Fund only:

Global X Management Company LLC owns all rights to the trademark, name and intellectual property associated with the Global X U.S. High Yield Preferred Index. No representation is made by Global X Management Company LLC that the Global X U.S. High Yield Preferred Index is accurate or complete or that investment in the Global X U.S. High Yield Preferred Index or the Fund will be profitable or suitable for any person. The Global X U.S. High Yield Preferred Index is administered and calculated by Solactive AG and Global X Management Company LLC will have no liability for any error in calculation of the Global X U.S. High Yield Preferred Index. Global X Management Company LLC does not guarantee that the Global X U.S. High Yield Preferred Index or the underlying methodology is accurate or complete.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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